JPMorgan Small Cap Growth Fund Investment Strategy - R2 R3 R4 R5 R6 Shares [Member] - JPMorgan Small Cap Growth Fund	Jun. 30, 2026
Prospectus [Line Items]
Strategy [Heading]	What are the Fund’s main investment strategies?
Strategy Narrative [Text Block]	Under normal circumstances, at least 80% of the Fund’s Assets will be invested in the securities of small capitalization growth companies.Small cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000® Growth Index at the time of purchase. As of September 30, 2026, the market capitalizations of the companies in the index ranged from $27.33 million to $23.35 billion.Growth companies are those that the adviser believes have growth potential compared to companies in the U.S. small capitalization market more broadly, based on one or more of the following factors: projected future revenue growth, projected future earnings growth, historical revenue growth or historical earnings growth. “Assets” means net assets plus the amount of borrowings for investment purposes. In implementing its main strategies, the Fund will invest primarily in common stocks. Typically, the Fund invests in securities of companies with a history of above-average growth, as well as companies expected to have above-average growth. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions. Investment Process: In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions that can achieve sustainable growth.As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive, and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.